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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 15, 1998
                                                          --------------

                              THE HERTZ CORPORATION
          ------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                      1-7541                  13-1938568
--------------------------------     --------------        --------------------
(State or other jurisdiction of      (Commission            (I.R.S. Employer
 incorporation)                       File Number)           Identification No.)


225 Brae Boulevard, Park Ridge, New Jersey                 07656-0713
------------------------------------------                 ----------
  (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code (201) 307-2000
                                                   --------------


                                 Not Applicable
     -----------------------------------------------------------------------
          (Former name or former address, if changed since last report)




                               Page 1 of 6 pages.
                        The Exhibit Index is on page 3 .


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Item 5.  Other Events
---------------------


         On April 15, 1998, The Hertz Corporation issued a press release with respect to its first quarter 1998 earnings.

         A copy of such press release is attached as Exhibit 99 hereto and incorporated herein by reference.


Item 7.  Financial Statements and Exhibits
------------------------------------------

         (c)   EXHIBITS.

               The following Exhibit is filed as part of this Report.

               (99) Press release relating to The Hertz Corporation's first quarter 1998 earnings.





                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              THE HERTZ CORPORATION
                                                (Registrant)



                                              By:  /s/ Richard J. Foti
                                                 ------------------------------
                                                  Richard J. Foti
                                                  Staff Vice President and
                                                  Controller
                                                  (Principal Accounting Officer)

Dated:  April 16, 1998






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                                  Exhibit Index
                                  -------------





Exhibit No.                         Description                     Page
-----------             --------------------------------------     -------
  (99)                  Press release relating to The Hertz         4-5
                        Corporation's first quarter 1998
                        earnings




































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